Accounting for eRapa and CPRIT grant	6 Months Ended
Jun. 30, 2024
Accounting For Erapa And Cprit Grant
Accounting for eRapa and CPRIT grant

2.	Accounting for eRapa and CPRIT grant

The LCA entered into with Emtora meets the definition of a Joint Arrangement under IFRS 11, specifically related to the FAP program.

A jointly controlled escrow account was established on completion of the LCA. All FAP program transactions are processed through the escrow account, including the Company’s deposits of matching funds, as set out in the agreement, the receipt of grant funding from CPRIT and the payment of eligible R&D expenses. Although the CPRIT grant and R&D supplier contracts are with Emtora, the joint arrangement nature of the LCA results in Emtora being deemed to be acting as the Company’s agent. Accordingly, the Company recognises 100% of the grant and 100% of the R&D expenditure. The CPRIT grant recognized is on a 1 for 2 match. In accordance with the Company’s accounting policy, the grant, as it is the re-imbursement of directly related costs, is credited to R&D costs in the same period in The Statements of Comprehensive Income. The escrow account is recognised within prepayments, CPRIT grant received in advance is recognised within deferred revenue and any grant not yet received is recognised in accrued income.

In 1H24 the company recognised R&D costs of £0.2 million on the FAP project, this was made up of expenditure of £0.5 million netted against CPRIT grant of £0.3 million.

The balances as at June 30, 2024 were as follows in relation to the FAP project:

Prepayments	£1.2 million
Deferred revenue	£0.1 million